Exhibit h

Medley Capital Corporation

6.125% Notes due 2023

DEBT DISTRIBUTION AGREEMENT

December 12, 2016

FBR Capital Markets & Co.

1300 North 17th Street

Suite 1400

Arlington, VA 22209

Ladies and Gentlemen:

1. Introductory. On March 18, 2013, Medley Capital Corporation, a Delaware corporation (the “Company”), issued $60,000,000 aggregate principal amount of the Company’s 6.125% Notes due 2023 (the “Notes”), which trade on the New York Stock Exchange (the “Exchange”) under the trading symbol “MCV”. The Company agrees with FBR Capital Markets & Co. (the “Manager”) to issue and sell from time to time through the Manager, as sales agent and/or as principal, additional Notes (the “Placement Securities”) having an aggregate principal amount of up to $40,000,000 (the “Maximum Amount”), to be issued under an indenture dated as of February 7, 2012 (the “Base Indenture”), between the Company and U.S. Bank National Association (the “Trustee”), as supplemented thereto by the Second Supplemental Indenture thereto dated as of March 18, 2013 (the “Supplemental Indenture,” and, together with the Base Indenture, the “Indenture”). The Indenture has been qualified under the Trust Indenture Act of 1939, as amended, and the rules and regulations promulgated thereunder (the “Trust Indenture Act”). The Placement Securities will be issued to Cede & Co., as nominee of the Depository Trust Company (“DTC”) pursuant to a blanket letter of representations, dated as of January 28, 2012 (the “DTC Agreement”), between the Company and DTC.

The Company owns (i) 100% of the limited partnership interests in Medley SBIC, L.P., a Delaware limited partnership, (ii) 100% of the equity interests in Medley SBIC GP, LLC, a Delaware limited liability company and the general partner of Medley SBIC, L.P., and (iii) MCC Investment Holdings LLC, a Delaware limited liability company (collectively, the “Subsidiaries”).

On May 3, 2010, the Company filed a Form N-6F Notice of Intent to be Subject to Sections 55 through 65 of the Investment Company Act of 1940 (File No. 814-00818) with the Securities and Exchange Commission (the “Commission”) under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (collectively, the “Investment Company Act”), pursuant to which the Company notified the Commission that it intends to elect to be treated as a business development company (“BDC”). The Company filed an amendment to the above referenced Form N-6F on September 2, 2010 and December 1, 2010.

On January 20, 2011, the Company filed with the Commission a Form N-54A Notification of Election to be Subject to Sections 55 through 65 of the Investment Company Act of 1940 (File No. 814-00818) (the “Notification of Election”), pursuant to which the Company elected to be treated as a BDC. The Company has elected to be treated as a regulated investment company (“RIC”) (within the meaning of Section 851(a) of the Internal Revenue Code of 1986, as amended (the “Code”)) commencing with its first taxable year that it is treated as a corporation for U.S. federal income tax purposes.

The Company has entered into an amended and restated investment management agreement, dated as of January 19, 2014 (the “Investment Management Agreement”), with MCC Advisors LLC, a Delaware limited liability company (“MCC Advisors” and, when acting in the capacity as the Company’s investment adviser pursuant to the Investment Management Agreement, the “Adviser”), which has registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and the rules and regulations thereunder (the “Advisers Act”).

The Company has entered into an administration agreement, dated as of January 19, 2011 (the “Administration Agreement”), with MCC Advisors (when acting in the capacity as the Company’s administrator pursuant to the Administration Agreement, the “Administrator”).

The Company agrees that whenever it determines to sell the Placement Securities directly to the Manager as principal, it will enter into a separate agreement (each, a “Terms Agreement”) in form and substance satisfactory to the Manager as the case may be, relating to such sale in accordance with Section 4 of this Debt Distribution Agreement.

The aggregate gross sales prices of the Placement Securities that may be sold pursuant to this Debt Distribution Agreement or any Terms Agreement shall not exceed the Maximum Amount.

2. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with the Manager, and MCC Advisors represents and warrants to, and agrees with the Manager, that:

(a)             A registration statement on Form N-2 (File No. 333-208746), as amended by one or more pre-effective amendments and post-effective amendments thereto (the “Initial Registration Statement”), in respect of the Placement Securities has been filed with the Commission; the Company is eligible to use Form N-2; the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to you and have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a “Rule 462(b) Registration Statement”), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (together with the rules and regulations thereunder, the “Securities Act”), which became effective upon filing, no other document with respect to the Initial Registration Statement has heretofore been filed with the Commission; and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or, to the Company’s knowledge, threatened by the Commission (the base prospectus including the related statement of additional information filed as part of the Initial Registration Statement, in the form in which it has most recently been filed with the Commission on or prior to the date of this Debt Distribution Agreement relating to the Placement Securities, is hereinafter called the “Base Prospectus”; the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 497 (c) or Rule 497(h) under the Securities Act in accordance with Section 6(A)(a) hereof and deemed by virtue of Rule 430C under the Securities Act to be part of the Initial Registration Statement at the time it was declared effective (the “Effective Time”), each as amended at the time such part of the Initial Registration Statement became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the “Registration Statement”; the final prospectus supplement, including the related statement of additional information, relating to the Placement Securities, filed by the Company with the Commission pursuant to Rule 497 (c) and/or Rule 497 (h) under the Securities Act in accordance with Section 6(A)(a) hereof in the form first used by the Manager to confirm sales of the Placement Securities is hereinafter called the "Prospectus Supplement"; the Base Prospectus together with the Prospectus Supplement is hereinafter called “Prospectus”; any reference to any amendment or supplement to the Base Prospectus or any Prospectus shall be deemed to refer to and include any post-effective amendment to the Registration Statement and any prospectus supplement relating to the Placement Securities filed with the Commission pursuant to Rule 497(c) and Rule 497(h) under the Securities Act, in each case after the date of the Base Prospectus or such Prospectus, as the case may be);

(b)            No order preventing or suspending the use of the Prospectus has been issued by the Commission, and each Prospectus, at the time of filing thereof or any Applicable Time thereafter, conformed in all material respects to the requirements of the Securities Act, the rules and regulations of the Commission thereunder and the Trust Indenture Act, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to (i) that part of the Registration Statement which shall constitute the Statement of Eligibility Under the Trust Indenture Act on Form T-1 of the Trustee, or (ii) any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Manager expressly for use therein;

(c)             For purposes of this Debt Distribution Agreement, an “Applicable Time” is the time of each sale of any Placement Securities pursuant to this Debt Distribution Agreement and any Terms Agreement. (A) At the time the Registration Statement initially became effective, (B) at the time of each amendment thereto for the purposes of complying with Section 10(a)(3) of the Securities Act (whether by post-effective amendment, incorporated report or form of prospectus), (C) at the Effective Time and (D) on each date on which such Sales are made (each a “Settlement Date”), the Registration Statement conformed and will conform in all respects to the requirements of the Securities Act, the rules and regulations of the Commission thereunder and the Trust Indenture Act, and did not include any untrue statement of a material fact required to be stated therein or omit to state any material fact necessary in order to make the statements therein not misleading; and each Additional Disclosure Item (as defined in Section 8 hereof, and collectively, with the Prospectus as of any Applicable Time, the “General Disclosure Package”) listed on Schedule I hereto does not conflict with the information contained in the Registration Statement or the Prospectus in any material respect and each such Additional Disclosure Item, as supplemented by and taken together with the Prospectus as of any Applicable Time when considered together with the pricing information, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to (i) that part of the Registration Statement which shall constitute the Statement of Eligibility Under the Trust Indenture Act on Form T-1 of the Trustee, or (ii) statements or omissions made in any prospectus in reliance upon and in conformity with information furnished in writing to the Company by the Manager expressly for use therein;

(d)            The Registration Statement conforms, and any further amendments or supplements to the Registration Statement will (A) on its date, (B) at the time of filing the Prospectus pursuant to Rule 497(b) and (C) at each Applicable Time and (D) on each Settlement Date, conform, in all material respects to the requirements of the Securities Act and the Trust Indenture Act, and do not and will not, as of the applicable effective date as to each part of the Registration Statement and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus and any further amendments or supplements to the Prospectus will (A) on its date, (B) at the time of filing the Prospectus pursuant to Rule 497(b) and (C) at each Applicable Time and (D) on each Settlement Date, conform, in all material respects to the requirements of the Securities Act and the Trust Indenture Act, and do not and will not, as of the applicable effective date as to each part of the Registration Statement and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to (i) that part of the Registration Statement which shall constitute the Statement of Eligibility Under the Trust Indenture Act on Form T-1 of the Trustee, or (ii) any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Manager expressly for use therein; there are no contracts or agreements that are required to be described in the Registration Statement or the Prospectus, or to be filed as an exhibit to the Registration Statement that have not been so described and filed as required;

(e)             None of the Company or any of the Subsidiaries has sustained since the date of the most recent financial statements included in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement or any subsequent Prospectus, there has not been any change in the capital stock or long-term debt of the Company or any of the Subsidiaries other than any borrowings by the Company under its credit facility in the ordinary course of business, or any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company on any class of its capital stock, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders’ equity, results of operations or prospects of the Company and the Subsidiaries (any such change or development is hereinafter referred to as a “Material Adverse Change”), in each such case except to the extent set forth or contemplated in the General Disclosure Package;

(f)             The Company and the Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries; and any real property and buildings held under lease by the Company or the Subsidiaries are held by it under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company or the Subsidiaries; the Company and the Subsidiaries own, lease or have access to all properties and other assets that are necessary to the conduct their business as described in the General Disclosure Package;

(g)            Each of the Subsidiaries has been duly organized and is validly existing as a partnership or limited liability company, as the case may be, in good standing under the laws of the State of Delaware with all required power and authority (partnership, limited liability company and other) necessary to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction;

(h)            The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus and to enter into and perform its obligations under this Debt Distribution Agreement, the Indenture, the Notes, the DTC Agreement and the other agreements described in this Debt Distribution Agreement, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction;

(i)              As of the date of this Debt Distribution Agreement, the Company has an authorized and outstanding capitalization as set forth under the heading “Actual” in the section of the Prospectus entitled “Capitalization” and, as of the Time of Delivery (as defined in Section 5(w) hereof), the Company shall have an authorized and outstanding capitalization as set forth under the heading “As Adjusted” (assuming the application of the proceeds from this offering to repay outstanding indebtedness under the Company’s credit facility described herein) in the section of the Prospectus entitled “Capitalization”; all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and conform to the description of the capital stock of the Company contained in the Prospectus; and, except as disclosed in the General Disclosure Package, none of the Company or any of the Subsidiaries has issued any debt securities or entered into any agreement or arrangement relating to the issuance of any debt securities;

(j)              On each date when the Placement Securities are to be issued and sold by the Company to the Manager hereunder or pursuant to any Terms Agreement, such Placement Securities have been duly and validly authorized and, when issued and authenticated in the manner provided for in the Indenture and delivered against payment therefor as provided herein, will be the valid and legal obligations of the Company, enforceable in accordance with their terms, subject, as to enforcement, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors’ rights generally, and will conform in all material respects to the description of the Notes contained in the Prospectus and the offer and sale of the Placement Securities as contemplated hereby has been duly approved by all necessary corporate or other action of the Company; and the issuance and sale of the Placement Securities is not subject to any pre-emptive, co-sale right, rights of first refusal or other similar rights of any security holder of the Company or any other person;

(k)            Except as disclosed in the General Disclosure Package, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or the Manager for a brokerage commission, finder’s fee or other like payment in connection with this offering.

(l)              Except as disclosed in the Prospectus, the Company does not control (as such term is defined in Section 2(a)(9) of the Investment Company Act) any of the corporations or other entities described in the Prospectus under the captions “Investments and Portfolio Companies” (each a “Portfolio Company” and collectively, the “Portfolio Companies”). In accordance with Article 6 of Regulation S-X under the Securities Act, the Company is not currently required to consolidate the financial statements of any corporation, association or other entity with the Company’s financial statements other than the Subsidiaries;

(m)          All of the outstanding membership, partnership or other equity interests of the Subsidiaries have been duly authorized and issued and are fully paid and non-assessable, and all outstanding membership, partnership or other equity interests of the Subsidiaries are owned by the Company free and clear of any security interests, claims, liens or encumbrances;

(n)            (i) This Debt Distribution Agreement has been duly authorized, executed and delivered by the Company; each of the License Agreement, dated as of May 26, 2011 (the “License Agreement”), between the Company and MCC Advisors, the Custodian Agreement, dated as of January 19, 2011 (the “Custodian Agreement”), between the Company and U.S. Bank National Association, the Investment Management Agreement and the Administration Agreement have been duly authorized, executed and delivered by the Company and constitute valid, binding and enforceable agreements of the Company, subject, as to enforcement, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors’ rights generally; and the Investment Management Agreement has been approved by the Company's board of directors (the “Board”) and stockholders in accordance with Section 15 of the Investment Company Act and contains the applicable provisions required by Section 205 of the Advisers Act and Section 15 of the Investment Company Act;

(ii) The Indenture has been duly authorized, executed and delivered by the Company, and when executed and delivered by the Trustee, will constitute a valid, binding and enforceable agreement of the Company, subject, as to enforcement, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors’ rights generally;

(iii) The DTC Agreement has been duly authorized, executed and delivered by the Company and is a valid, binding and enforceable agreement of the Company, subject, as to enforcement, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors’ rights generally;

(o)            None of the execution, delivery and performance of this Debt Distribution Agreement, the Indenture, the Notes, the DTC Agreement, the License Agreement, the Custodian Agreement, the Investment Management Agreement or the Administration Agreement, or the consummation of transactions contemplated hereby and thereby, will (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or the Subsidiaries is a party or by which the Company or the Subsidiaries is bound or to which any of their properties or assets are subject, or (ii) result in any violation of the provisions of the certificate of incorporation or the bylaws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or the Subsidiaries or any of their properties except, with respect to clause (i), to the extent that any such conflict, breach or violation would not result in a Material Adverse Change; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the execution, delivery or performance of any of this Debt Distribution Agreement, the Indenture, the Notes, the DTC Agreement, the License Agreement, the Investment Management Agreement or the Administration Agreement, or the consummation of the transactions contemplated hereby and thereby, except the registration under the Securities Act of the Placement Securities, such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws or the Financial Industry Regulatory Authority (“FINRA”) requirements in connection with the purchase and distribution of the Placement Securities by the Manager and such consents, approvals, authorization, registrations or qualifications which have been obtained or effected;

(p)            None of the Company or the Subsidiaries is (i) in violation of its organizational documents, including certificate of incorporation, bylaws, limited liability company agreement and limited partnership agreement, or (ii) in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound;

(q)            The statements set forth in the Prospectus under the captions “Description of the Notes” and “Description of Our Debt Securities,” insofar as they purport to constitute a summary of the terms of the Placement Securities, and under the captions “The Adviser—Investment Management Agreement,” “The Adviser—Administration Agreement,” “The Adviser—License Agreement,” “Regulation,” “U.S. Federal Income Tax Considerations,” “Tax Matters,” and “Plan of Distribution” insofar as they purport to describe the provisions of the laws or legal conclusions with respect thereto and documents referred to therein, are accurate, complete and fair;

(r)              The Company is not and, after giving effect to the offering and sale of the Placement Securities and the application of the proceeds thereof, will not be a “registered management investment company,” as such term is used in the Investment Company Act;

(s)             There are no legal or governmental proceedings pending to which the Company or the Subsidiaries is a party or of which any property of the Company or the Subsidiaries is the subject which, if determined adversely to the Company or the Subsidiaries, would individually or in the aggregate have a Material Adverse Change on the current or future financial position, stockholders’ equity or results of operations of the Company and the Subsidiaries; and, to the Company’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

(t)              The Company has duly elected to be regulated by the Commission as a BDC under the Investment Company Act, and no order of suspension or revocation has been issued or proceedings therefor initiated or, to the knowledge of the Company, threatened by the Commission. Such election is effective and has not been withdrawn and the provisions of the Company’s certificate of incorporation and bylaws and compliance by the Company with the investment objectives, policies and restrictions described in the Prospectus will not conflict with the provisions of the Investment Company Act applicable to the Company;

(u)            Ernst & Young LLP, who have audited certain financial statements of the Company and the Subsidiaries, are independent public accountants of the Company as required by the Securities Act and the rules and regulations of the Commission thereunder;

(v)            The financial statements, together with the related notes, included in the Registration Statement and the Prospectus, present fairly, in all material respects, the financial position of the Company and the Subsidiaries at the dates indicated and the statement of operations, changes in net assets, cash flows and financial highlights of the Company and the Subsidiaries for the periods specified; said financial statements have been prepared in conformity with U.S. generally accepted accounting principles applied on a consistent basis throughout the periods involved;

(w)          The Company and the Subsidiaries maintain a system of “internal control over financial reporting” (as such term is defined in Rule 13a-15 and 15d-15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management’s general or specific authorization and with the investment objectives, policies and restrictions of the Company and the applicable requirements of the Investment Company Act and the Code; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with U.S. generally accepted accounting principles and to maintain accountability for assets and to maintain material compliance with the books and records requirements under the Investment Company Act; (C) access to assets is permitted only in accordance with management’s general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. There has been (1) no material weakness (whether or not remediated) in the Company’s internal control over financial reporting and (2) no change in the Company’s internal control over financial reporting that has materially negatively affected, or is reasonably likely to materially negatively affect, the Company’s internal control over financial reporting;

(x)            The Company and the Subsidiaries have established and maintain disclosure controls and procedures (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to the Company, including material information pertaining to the Company’s operations and assets managed by the Adviser, is made known to the Company’s Chief Financial Officer by others within the Company and the Adviser, and such disclosure controls and procedures are effective to perform the functions for which they were established;

(y)            The terms of the Investment Management Agreement comply in all material respects with the applicable provisions of the Investment Company Act and the Advisers Act;

(z)             Other than the Placement Securities, the Company has not sold any securities within the past six month period, the sale of which is required to be registered under the Securities Act which has not been so registered;

(aa)         Except as disclosed in the Prospectus, there are no agreements requiring the registration under the Securities Act of, and there are no options, warrants or other rights to purchase any shares of, or exchange any securities for shares of, the Company’s capital stock;

(bb)        When the Notification of Election was filed with the Commission, it (i) contained all statements required to be stated therein in accordance with, and compiled in all material respects with the requirements of, the Investment Company Act and (ii) did not include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading;

(cc)         By executing the License Agreement, the Company has obtained a valid and enforceable license for, or other right to use, the trademarks (whether registered or unregistered) and trade names described in the Prospectus as being licensed by it or which the Company believes are necessary for the conduct of its businesses;

(dd)       The Company and the Subsidiaries maintain insurance covering their properties, operations, personnel and businesses as the Company deems adequate; such insurance insures against such losses and risks to an extent which is adequate in accordance with customary industry practice to protect the Company and the Subsidiaries and their business; all such insurance is fully in force;

(ee)         None of the Company or the Subsidiaries have sent or received any communication regarding termination of, or intent not to renew, any of the contracts or agreements referred to or described in, or filed as an exhibit to, the Registration Statement, and no such termination or non-renewal has been threatened by the Company and the Subsidiaries or, to the Company’s knowledge, any other party to any such contract or agreement;

(ff)          The Company has not, directly or indirectly, extended credit, arranged to extend credit, or renewed any extension of credit, in the form of a personal loan, to or for any director or executive officer of the Company, or to or for any family member or affiliate of any director or executive officer of the Company;

(gg)        None of the Company, the Subsidiaries or, to the Company’s knowledge, any employee or agent of the Company or the Subsidiaries has made any payment of funds of the Company or received or retained any funds in violation of any law, rule or regulation, which payment, receipt or retention of funds is of a character required to be disclosed in the Prospectus;

(hh)        Neither the Company nor, to the Company’s knowledge, any of its respective directors, officers, affiliates or controlling persons has taken, directly or indirectly, any action designed, or which has constituted or might reasonably be expected to cause or result in, under the Exchange Act, to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale of the Placement Securities;

(ii)            To the Company’s knowledge, there are no affiliations or associations between any member of FINRA and any of the Company’s officers, directors or securityholders, except as set forth in the Prospectus;

(jj)            Except as disclosed in the Prospectus, (i) no person is serving or acting as an officer, director or investment adviser of the Company, except in accordance with the provisions of the Investment Company Act and the Advisers Act and (ii) to the knowledge of the Company, no director of the Company is an “affiliated person” (as defined in the Investment Company Act) of the Manager;

(kk)        The operations of the Company and the Subsidiaries are in compliance in all material respects with the provisions of the Investment Company Act applicable to a BDC and the rules and regulations of the Commission thereunder;

(ll)            The Company has not distributed any offering material in connection with the offering or sale of the Placement Securities other than the Registration Statement or the Prospectus;

(mm)    None of the persons identified as “independent directors” in the Registration Statement or in the Prospectus is an “interested person” as that term is defined in Section 2(a)(19) of the Investment Company Act;

(nn)        Except as described in the Registration Statement and the Prospectus, no relationship, direct or indirect, exists between or among the Company or any of the Subsidiaries, on the one hand, and the directors, officers or stockholders of the Company or any of the Subsidiaries, on the other hand, that is required to be described in the Registration Statement or the Prospectus which is not so described;

(oo)        Except as disclosed in the Registration Statement and the Prospectus, neither the Company nor the Adviser has any lending or other relationship with any affiliate of the Manager and the Company will not use any of the proceeds from the sale of the Placement Securities to repay any indebtedness owed to any affiliate of the Manager;

(pp)        The Company is in compliance with the requirements of the Code necessary to qualify as a RIC under Subchapter M of the Code, and intends to maintain such qualification and election in effect for each taxable year during which it is a BDC. The Company intends to direct the investment of the net proceeds of the offering of the Placement Securities and continue to conduct its activities in such a manner as to continue to comply with the requirements for qualification as a RIC under Subchapter M of the Code;

(qq)        Except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change, the Company and the Subsidiaries have paid all federal, state, local and foreign taxes and filed all tax returns required to be paid or filed through the date hereof and all such tax returns are true, correct and complete in all material respects; and except as otherwise disclosed in the Prospectus, there is no tax deficiency that has been, or would reasonably be expected to be, asserted against the Company or any of the Subsidiaries or any of their respective properties or assets, except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change if such deficiency were determined adversely to the Company or any of the Subsidiaries;

(rr)           The Company and the Subsidiaries possess all licenses, certificates, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate federal, state, local or foreign governmental or regulatory authorities that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described in the Prospectus, except where the failure to possess or make the same would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Change; and except as described in the Prospectus, none of the Company or any of the Subsidiaries has received notice of any revocation or modification of any such license, certificate, permit or authorization or, to the Company’s knowledge, has any reason to believe that any such license, certificate, permit or authorization will not be renewed in the ordinary course, and which, if the subject of an unfavorable decision, ruling or finding would have a Material Adverse Change;

(ss)          The Company is not aware that any executive officer of the Company or any of the Subsidiaries plans to terminate employment with the Company or is subject to any noncompete, nondisclosure, confidentiality, employment, consulting or similar agreement that would be violated by the present or proposed business activities of the Company or any of the Subsidiaries;

(tt)           The Company (i) has adopted and implemented written policies and procedures reasonably designed to prevent violation of the Federal Securities Laws (as that term is defined in Rule 38a-1 under the Investment Company Act) by the Company, (ii) is conducting its business in compliance with all laws, rules, regulations, decisions, directives and orders, except for such failure to comply which would not, either individually or in the aggregate, reasonably be expected to, result in a Material Adverse Change and (iii) is conducting its business in compliance, in all material respects, with the requirements of the Investment Company Act;

(uu)        None of the Company, any of the Subsidiaries or, to the knowledge of the Company, any director, officer, agent, employee, affiliate or other person acting on behalf of the Company or any of the Subsidiaries is aware of or has taken any action, directly or indirectly, that has resulted or would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (collectively, the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA;

(vv)        The operations of the Company and the Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the applicable money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar applicable rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of the Subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened;

(ww)    None of the Company, any of the Subsidiaries or, to the knowledge of the Company, any director, officer, agent, employee, affiliate or person acting on behalf of the Company or any of the Subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”), and it will not directly or indirectly use any of the proceeds received from the sale of Placement Securities contemplated by this Debt Distribution Agreement, or lend, contribute or otherwise make available any such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC;

(xx)        Except as otherwise disclosed in the Prospectus, and to the Company’s knowledge, each Portfolio Company is current, in all material respects, with all its obligations under the applicable loan and other agreements of which the Company or any of the Subsidiaries are a party, and no event of default (or a default which with the giving of notice or the passage of time would become an event of default) has occurred and is continuing under such agreements;

(yy)        Any statistical and market-related data included in the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate, all such dates included in the Prospectus accurately reflect the materials upon which it is based or from which it was derived, and the Company has delivered true, complete and correct copies of such materials to the Manager;

(zz)         None of the Company or any of the Subsidiaries or, to the knowledge of the Company, any director, officer, agent, employee, affiliate or person acting on behalf of the Company or any of the Subsidiaries, has made any contribution or other payment to any official of, or candidate for, any federal, state or foreign office in violation of any law or of the character required to be disclosed in the Prospectus;

(aaa)      No person other than the principals of MCC Advisors played a significant part in achieving the investment track record of the principals of MCC Advisors set forth in the Prospectus, and such track record of the principals of MCC Advisors relates to their management of investment funds with substantially similar investment objectives and strategies to that of the Company;

(bbb)    All of the information provided to the Manager or to counsel for the Manager by the Company and, to the knowledge of the Company, its officers and directors in connection with letters, filings or other supplemental information provided to the FINRA pursuant to FINRA Conduct Rule 2310 is true, complete and correct;

(ccc)      The Company has not received any written comments from the Commission staff in connection with the Company’s reports under the Exchange Act that remain unresolved;

(ddd)   The Company has not taken, directly or indirectly, any action that is designed to or that has constituted or that would reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Placement Securities; and

(eee)      Other than any Terms Agreement, the Company has not, entered into any other sales agency or distribution agreements or similar arrangements with any agent or other representative, in respect of the Placement Securities and the debt shelf program established by this Debt Distribution Agreement, the terms of which that have not been properly and duly waived.

3. Representations and Warranties of MCC Advisors. MCC Advisors represents and warrants to the Manager that:

(a)             It has not sustained since the date of its formation any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the date as of which information is given in such Prospectus, there has not been any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of MCC Advisors (any such change or development is hereinafter referred to as a “MCC Advisors Material Adverse Change”), otherwise than as set forth or contemplated in the General Disclosure Package;

(b)            It has been duly formed and is validly existing as a limited liability company and is in good standing under the laws of the State of Delaware, with power and authority to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction;

(c)             It is duly registered with the Commission as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act or the Investment Company Act from acting under the Investment Management Agreement for the Company as contemplated by the Prospectus. There does not exist any proceeding or, to its knowledge, any facts or circumstances the existence of which could lead to any proceeding which might adversely affect the registration of the Adviser with the Commission;

(d)            This Debt Distribution Agreement, the Investment Management Agreement, the Administration Agreement and the License Agreement have each been duly authorized, executed and delivered by MCC Advisors and constitute valid, binding and enforceable agreements of it, subject, as to enforcement, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally;

(e)             None of the execution, delivery and performance of this Debt Distribution Agreement, the Investment Management Agreement, the Administration Agreement or the License Agreement, or the consummation of the transactions contemplated hereby and thereby, will (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it or any of its subsidiaries is a party or by which it or any of its subsidiaries is bound or to which any of the property or assets of MCC Advisors or any of its subsidiaries is subject, or (ii) result in any violation of the provisions of its limited liability company agreement or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over it or any of its subsidiaries or any of its properties except, with respect to clause (i), to the extent that any such conflict, breach or violation would not result in a MCC Advisors Material Adverse Change; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the execution, delivery or performance of any of this Debt Distribution Agreement, the Investment Management Agreement, the Administration Agreement or the License Agreement, or the consummation of the transactions contemplated hereby and thereby by MCC Advisors, including the conduct of its business, except such as have been obtained under the Act, the Investment Company Act and the Advisers Act;

(f)             There are no legal or governmental proceedings pending to which it is a party or of which any of its property is the subject which, if determined adversely to it would individually or in the aggregate materially adversely affect its ability to properly render services to the Company under the Investment Management Agreement or Administration Agreement or have a material adverse effect on its current or future financial position, stockholders’ equity or results of operations and, to its knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

(g)            It is not in violation of its limited liability company agreement or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound;

(h)            It possesses all licenses, certificates, permits and other authorizations issued by appropriate federal, state or foreign regulatory authorities necessary to conduct its business, and has not received any notice of proceeding relating to the revocation or modification of any such license, certificate, permit or authorization which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a MCC Advisors Material Adverse Change;

(i)              The descriptions of MCC Advisors and its principals and business, and the statements attributable to it, in the Prospectus do not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(j)              It has the financial resources available to it necessary for the performance of its services and obligations as contemplated in the Prospectus and under this Debt Distribution Agreement, the Investment Management Agreement and the Administration Agreement; it owns, leases or has access to all properties and other assets that are necessary to the conduct of its business and to perform the services, as described in such Prospectus;

(k)            It is not aware that (i) any of its executives, key employees or significant group of employees plans to terminate employment with it or (ii) any such executive or key employee is subject to any noncompete, nondisclosure, confidentiality, employment, consulting or similar agreement that would be violated by its present or proposed business activities;

(l)              It maintains a system of internal controls sufficient to provide reasonable assurance that (i) transactions effectuate by it under the Investment Management Agreement are executed in accordance with its management’s general or specific authorization; (ii) transactions for which it has bookkeeping and record keeping responsibility for under the Administration Agreement are recorded as necessary to permit preparation of the Company’s financial statements in conformity with generally accepted accounting principles and to maintain accountability for the Company’s assets; (iii) access to the Company’s assets is permitted only in accordance with its management’s general or specific authorization; and (iv) the recorded accountability for such assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

(m)          It has not taken, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Placement Securities, and it is not aware of any such action being taken by any of its affiliates;

(n)            It maintains insurance covering its properties, operations, personnel and businesses as it deems adequate; such insurance insures against such losses and risks to an extent which is adequate in accordance with customary industry practice to protect it and its businesses; and all such insurance is fully in force and effect;

(o)            Neither it nor any its subsidiaries nor, to its knowledge, any director, officer, agent, employee, affiliate or other person acting on behalf of it or any of its subsidiaries is aware of or has taken any action, directly or indirectly, that has resulted or would result in a violation by such persons of the FCPA, including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA;

(p)            The operations of MCC Advisors and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Money Laundering Laws and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving it or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to its knowledge, threatened;

(q)            Neither MCC Advisors nor, to the knowledge of MCC Advisors, any director, officer, agent, employee, affiliate or person acting on behalf of MCC Advisors, has made any contribution or other payment to any official of, or candidate for, any federal, state or foreign office in violation of any law or of the character required to be disclosed in the Prospectus;

(r)              No person other than the Brook Taube and Seth Taube played a significant part in achieving their investment track record set forth in the Prospectus, and such track record of Brook Taube and Seth Taube relates to their management of investment funds with substantially similar investment objectives and strategies to that of the Company; and

(s)             Neither it nor any of its subsidiaries nor, to its knowledge, any director, officer, agent, employee, affiliate or person acting on its behalf or any of its subsidiaries is currently subject to any U.S. sanctions administered by the OFAC; and it will not cause the Company to directly or indirectly use any of the proceeds received by the Company from the sale of Placement Securities contemplated by this Debt Distribution Agreement, or cause the Company to lend, contribute or otherwise make available any such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

4. Sale and Delivery of Placement Securities.

(a)             Subject to the terms and conditions set forth herein, the Company agrees to issue and sell through the Manager acting as sales agent and the Manager agrees to use its commercially reasonable efforts to sell as sales agent for the Company, the Placement Securities. The Manager may sell Placement Securities by any method deemed to be an “at the market” offering (as such term is defined in Rule 415 of the 1933 Act), including without limitation sales made directly on the Exchange, on any other existing trading market for the Notes (including the Placement Securities) or to or through a market maker (such transactions are hereinafter referred to as the “At the Market Offering”). Subject to the terms of a Placement Notice (as defined herein), the Manager may also sell the Placement Securities by any other method permitted by law, including but not limited to negotiated transactions. The Manager covenants and agrees that it shall not engage in a sale of Placement Securities on the Company’s behalf that would constitute a “distribution” within the meaning of Rule 100 of Regulation M under the Exchange Act without the Company’s prior written consent. Subject to the previous sentence, the Company acknowledges and agrees that in the event a sale of Placement Securities on behalf of the Company would constitute a “distribution” within the meaning of Rule 100 of Regulation M under the Exchange Act or the Manager reasonably believes it may be deemed an “underwriter” under the Securities Act in a transaction that is not deemed to be an At the Market Offering and the Company consents to such sale, the Company will provide to the Company, at the Company’s request and upon reasonable advance notice to the Company, on or prior to the Settlement Date (as defined below) for such transaction, the opinions of counsel, accountants’ letters and officers’ certificates pursuant to Section 5 hereof, each dated the Settlement Date, and such other documents and information as the Manager shall reasonably request. Solely with respect to such sales that would constitute a “distribution,” the Manager shall use commercially reasonable efforts to assist the Company in obtaining performance of its obligations by each purchaser whose offer to purchase Placement Securities has been solicited by the Manager and accepted by the Company.

Each time that the Company wishes to issue and sell Placement Securities hereunder (each, a “Placement”), it will notify the Manager by email notice (or other method mutually agreed to in writing by the parties) containing the parameters in accordance with which it desires Placement Securities to be sold, which shall at a minimum include the principal amount of Placement Securities to be offered, the time period during which sales are requested to be made, any limitation on the principal amount of Placement Securities that may be sold in any one day and any minimum price below which sales may not be made and the commission payable to the Manager (a “Placement Notice”), a form of which containing such minimum sales parameters necessary is attached hereto as Schedule III. If the Manager wishes to accept such proposed terms included in the Placement Notice (which it may decline to do so for any reason in its sole discretion) or, following discussion with the Company, wishes to propose modified terms, the Manager will, prior to 4:30 p.m. (New York City time) or, if later, within three hours after receipt of the Placement Notice, on the same Business Day on which such Placement Notice is delivered to the Manager, issue to the Company a notice by email (or other method mutually agreed to in writing by the parties) addressed to all of the individuals from the Company and the Manager set forth on Schedule II) accepting such terms (the “Manager Acceptance”) or setting forth the terms that the Manager is willing to accept. Where the terms provided in the Placement Notice are proposed to be modified as provided for in the immediately preceding sentence, such terms will not be binding on the Company or the Manager until the Company delivers to the Manager an acceptance by email (or other method mutually agreed to in writing by the parties) of all of the terms of such Placement Notice, as proposed to be modified (the “Company Acceptance” and, whichever of it or the Manager Acceptance becomes effective, the “Acceptance”), which must be delivered not later than 6:00 p.m. (New York City time) or, if later, within three hours after receipt of the modified terms proposed by the Manager, on the same Business Day. The Placement Notice shall be effective upon receipt by the Company of the Manager Acceptance or, if modified as provided above, upon receipt by the Manager of the Company Acceptance, as the case may be, unless and until (i) the entire principal amount of the Placement Securities covered by the Acceptance have been sold, (ii) in accordance with the notice requirements set forth in Section 4(c), the Company suspends or terminates the Placement Notice, (iii) the Company issues a subsequent Placement Notice with parameters superseding those on the earlier dated Placement Notice, or (iv) the Debt Distribution Agreement has been terminated under the provisions of Section 9. It is expressly acknowledged and agreed that neither the Company nor the Manager will have any obligation whatsoever with respect to a Placement unless and until the Company delivers a Placement Notice to the Manager and there occurs with respect thereto either (i) an Manager Acceptance or (ii) a Company Acceptance pursuant to the terms set forth above, and then only upon the terms specified in the relevant Acceptance and herein. In the event of a conflict between the terms of this Debt Distribution Agreement and the terms of an Acceptance, the terms of the Acceptance will control. Subject to the terms and conditions hereof, upon the existence of an Acceptance, the Manager shall use its commercially reasonable efforts to sell as sales agent Placement Securities designated in the Acceptance up to the amount specified, and otherwise in accordance with the terms of such Acceptance. The Company and the Manager each acknowledge and agree that (A) there can be no assurance that the Manager will be successful in selling Placement Securities and (B) the Manager will incur no liability or obligation to the Company or any other person or entity if it does not sell Placement Securities for any reason other than a failure by the Manager to use its commercially reasonable efforts consistent with its normal trading and sales practices and applicable law and regulations to sell such Placement Securities as required by this Debt Distribution Agreement. For purposes of clarification, the Manager shall only be acting as a sales agent under this Debt Distribution Agreement during the period beginning with the effectiveness of a Placement Notice for such Placement Agent and ending upon the expiration of such Placement pursuant to this Section 4.

(b)            Notwithstanding the foregoing, the Company shall not authorize the issuance and sale of, and the Manager as sales agent shall not be obligated to use its commercially reasonable efforts to sell, any Placement Securities (i) at a price lower than the minimum price therefor authorized from time to time, or (ii) in a principal amount of Placement Securities in excess of the principal amount of Placement Securities authorized from time to time to be issued and sold under this Debt Distribution Agreement, in each case, by the Board, or a duly authorized committee thereof, and as set forth in the applicable Acceptance. In addition, the Company or the Manager may, upon notice to the other party hereto by telephone, suspend or refuse to undertake any sale of Placement Securities designated in such Acceptance for any reason and at any time; provided, however, that such suspension or termination shall not affect or impair the parties’ respective obligations with respect to Placement Securities sold hereunder prior to the giving of such notice. Each of the parties hereto agrees that no such notice shall be effective against the other unless it is in accordance with this Section 4. Notwithstanding anything to the contrary herein, the Company shall not request the Manager to sell, and the Manager shall not sell, Placement Securities at a purchase price that is not in excess of Minimum Fungibility Price. For purposes hereof, the “Minimum Fungibility Price” means an amount equal to (a) the principal amount of the applicable Placement Securities, reduced by (b) one-fourth of 1% (0.25%) of such principal amount, multiplied by the number of complete years to maturity from the date of issuance of the applicable Placement Securities, plus (c) any pre-issuance accrued interest on the applicable Placement Securities from the immediately preceding interest payment date to the date of issuance of the Placement Securities (unless the applicable Placement Securities are issued after a record date and before the interest payment date immediately following such record date).

(c)             The gross sales price of any Placement Securities sold pursuant to this Debt Distribution Agreement by the Manager acting as sales agent of the Company shall be the market price prevailing at the time of sale for the Notes sold by the Manager on the Exchange or otherwise, at prices relating to prevailing market prices or at negotiated prices. The compensation payable to the Manager for sales of Placement Securities with respect to which the Manager acts as sales agent shall be up to 2.00% of the gross sales price of the Placement Securities for amounts of Placement Securities sold pursuant to this Debt Distribution Agreement, with the exact amount of such compensation shall be mutually agreed upon by the Company and the Manager from time to time and as set forth in a Placement Notice. The remaining proceeds, after further deduction for any transaction fees imposed by any governmental, regulatory or self-regulatory organization in respect of such sales, shall constitute the net proceeds to the Company for such Placement Securities (the “Net Proceeds”). The Manager shall notify the Company as promptly as practicable if any deduction referenced in the preceding sentence will be required.

(d)            The Manager shall provide written confirmation to the Company following the close of trading on the Exchange each day in which Placement Securities are sold under this Debt Distribution Agreement setting forth the number of Placement Securities sold on such day, the aggregate gross sales proceeds of the Placement Securities, the Net Proceeds to the Company and the compensation payable by the Company to the Manager with respect to such sales. For the avoidance of doubt, such written confirmation will be provided to the Company no later than the opening of trading on the immediately following trading day on the Exchange.

(e)             Under no circumstances shall the aggregate offering price or number, as the case may be, of Placement Securities sold pursuant to this Debt Distribution Agreement or any Terms Agreement exceed (i) the Maximum Amount, (ii) the aggregate principal amount available for issuance under the Prospectus, (iii) the amount available for offer and sale under the then-currently effective Registration Statement or (iv) the aggregate principal amount authorized from time to time to be issued and sold under this Debt Distribution Agreement by the Board, or a duly authorized committee thereof, and as notified to the Manager in writing. In addition, under no circumstances shall any Placement Securities with respect to which the Manager acts as sales agent be sold at a price lower than the minimum price therefor authorized from time to time by the Company’s Board, or a duly authorized committee thereof, and notified to the Manager in writing as set forth in the applicable Placement Notice. If either party has reason to believe that the exemptive provisions set forth in Rule 101(c)(1) of Regulation M under the Exchange Act are not satisfied with respect to the Placement Securities, it shall promptly notify the other party and sales of the Placement Securities under this Debt Distribution Agreement shall be suspended until that or other exemptive provisions have been satisfied in the judgment of each party.

(f)             Settlement for sales of Placement Securities pursuant to this Section 4 and made in accordance with the terms of the applicable Acceptance will occur on the third business day that is also a trading day for the Exchange (other than a day on which the Exchange is scheduled to close prior to its regular weekday closing time) following the Settlement Date, unless another date shall be agreed to by the Company and the Manager. On each Settlement Date, the Placement Securities sold through the Manager for settlement on such date shall be delivered by the Company or its transfer agent to the Manager against payment of the Net Proceeds from the sale of such Placement Securities. Settlement for all Placement Securities shall be effected by book-entry delivery of Placement Securities to the Manager’s account at The Depository Trust Company against payments by the Manager of the Net Proceeds from the sale of such Placement Securities in same day funds delivered to an account designated by the Company. If the Company shall default on its obligation to deliver Placement Securities on any Settlement Date, the Company shall (i) indemnify and hold the Manager harmless against any loss, claim or damage arising from or as a result of such default by the Company and (ii) pay the Manager any commission to which it would otherwise be entitled absent such default.

(g)            At each Applicable Time, each Settlement Date (each as defined in Section 2(c) herein) and each Representation Date (as defined in Section 5(s) herein), the Company, the Adviser and the Administrator shall be deemed to have affirmed each representation and warranty contained in this Debt Distribution Agreement. The obligation of the Manager to use its commercially reasonable efforts to sell the Placement Securities on behalf of the Company as sales agent shall be subject to the continuing accuracy of the representations and warranties of the Company herein, to the performance by the Company of its obligations hereunder and to the continuing satisfaction of the additional conditions specified in Section 4 of this Debt Distribution Agreement.

(h)            The Company agrees that any offer to sell, any solicitation of an offer to buy, or any sales of Notes or any other debt security of the Company pursuant to this Debt Distribution Agreement shall only be effected by or through the Manager; provided, however, that (i) the foregoing limitation shall not apply to sales solely to employees of the Company, the Adviser, the Administrator or their respective affiliates, or to a trustee or other person acquiring such securities for the accounts of such persons and (ii) such limitation shall not apply on any day during which no sales are made pursuant to this Debt Distribution Agreement.

(i)              Except as may be mutually agreed by the Company and the Manager, the Company and the Manager agree that no sales of Placement Securities shall take place, and the Company shall not request the sale of any Placement Securities that would be sold, and the Manager shall not be obligated to sell, (i) with respect to the Company’s quarterly filings on Form 10-Q, during any period commencing upon the 30th day following the end of each fiscal quarter and ending on the date on which the Company files with the Commission a Prospectus Supplement under Rule 497 relating to the Placement Securities that includes updated financial information as of the end of the Company’s most recent quarterly period (the “10-Q Filing”) and (ii) with respect to the Company’s annual report filings on Form 10-K, during any period commencing upon the 50th day following the end of the Company’s fiscal year and ending on the date on which the Company files with the Commission a Prospectus Supplement under Rule 497 relating to the Placement Securities that includes updated audited financial information as of the end of the Company’s most recent fiscal year (the “10-K Filing”) (each of a 10-Q Filing and/or a 10-K Filing shall also be referred to herein as a “Quarterly 497 Filing”). To the extent the Company releases its earnings for its most recent quarterly period or fiscal year, as applicable (an “Earnings Release”) before it files with the Commission its quarterly report on Form 10-Q for such quarterly period or annual report on Form 10-K for such fiscal year, as applicable, then the Manager and the Company agree that no sales of Placement Securities shall take place for the period beginning on the date of the Earnings Release and ending on the date of the applicable Quarterly 497 Filing. Notwithstanding the foregoing, without the prior written consent of each of the Company and the Manager, no sales of Placement Securities shall take place, and the Company shall not request the sale of any Placement Securities that would be sold, and the Manager shall not be obligated to sell, during any period in which the Company is in possession of material non-public information.

(j)

(i) If the Company wishes to issue and sell the Placement Securities other than through a Placement, it will notify the Manager of the proposed terms of such offering not less than three days prior to the date of such placement. If the Manager, acting as principal, wishes to accept such proposed terms (which it may decline to do for any reason in its sole discretion) or, following discussions with the Company, wishes to accept amended terms, the Manager and the Company will enter into a Terms Agreement setting forth the terms of such placement.

(ii) The terms set forth in a Terms Agreement will not be binding on the Company or the Manager unless and until the Company and the Manager have each executed such Terms Agreement, accepting all of the terms of such Terms Agreement. In the event of a conflict between the terms of this Debt Distribution Agreement and the terms of a Terms Agreement, the terms of such Terms Agreement will control.

5. Certain Agreements of the Company and MCC Advisors. (A) The Company agrees with the Manager that:

(a)             During the period in which a Prospectus relating to the Placement Securities is required to be delivered under the Securities Act (whether physically or deemed to be delivered pursuant to Rule 153 under the Securities Act or any similar rule), to notify the Manager promptly of the time when any subsequent amendment to the Registration Statement has become effective or any subsequent supplement to such Prospectus has been filed; to prepare and file with the Commission, promptly upon the Manager’s request, any amendments or supplements to the Registration Statement or any such Prospectus that, in the Manager’s reasonable opinion, may be necessary or advisable in connection with the offering of the Placement Securities by the Manager; and to cause each amendment or supplement to the Prospectus to be filed with the Commission as required pursuant to the applicable paragraph of Rule 497(b) of the Exchange Act, within the time period prescribed;

(b)            Promptly from time to time to take such action as you may reasonably request to qualify the Placement Securities for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Placement Securities, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

(c)             Promptly advise the Manager, confirming such advice in writing, of any request by the Commission for amendments or supplements to the Registration Statement, the Prospectus or for additional information with respect thereto, or of notice of institution of proceedings for, or the entry of a stop order suspending the effectiveness of the Registration Statement and, if the Commission should enter a stop order suspending the effectiveness of the Registration Statement, to use its best efforts to obtain the lifting or removal of such order as soon as possible; to promptly advise the Manager of any proposal to amend or supplement the Registration Statement or such Prospectus, and to provide the Manager and their counsel copies of any such documents for review and comment a reasonable amount of time prior to any proposed filing and to file no such amendment or supplement (other than any prospectus supplement relating to the offering of other securities (including, without limitation, the Notes)) to which the Manager shall have objected in writing;

(d)            To make available to the Manager, as soon as practicable after this Debt Distribution Agreement becomes effective, and thereafter from time to time to furnish to the Manager, as many copies of the Prospectus (or of such Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement) as the Manager may request for the purposes contemplated by the Securities Act; in case the Manager is required to deliver (whether physically, deemed to be delivered pursuant to Rule 153 under the Exchange Act or any similar rule), in connection with the sale of the Placement Securities, a prospectus after the nine-month period referred to in Section 10(a)(3) of the Securities Act, or after the time a post-effective amendment to the Registration Statement is required pursuant to Item 512(a) of Regulation S-K under the Securities Act, the Company will prepare, at its expense, promptly upon request such amendment or amendments to the Registration Statement and the Prospectus as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Securities Act or Item 512(a) of Regulation S-K under the Securities Act, as the case may be;

(e)             Subject to Section 5(c) hereof, to file promptly all reports and documents and any preliminary or definitive proxy or information statement required to be filed by the Company with the Commission in order to comply with the Exchange Act for so long as a prospectus is required by the Exchange Act to be delivered (whether physically, deemed to be delivered pursuant to Rule 153 under the Exchange Act or any similar rule) in connection with any sale of Placement Securities;

(f)             [Reserved];

(g)            If immediately prior to the anniversary (the “Renewal Deadline”) of the initial effective date of the Registration Statement, any of the Placement Securities remain unsold by the Manager, the Company will, prior to the Renewal Deadline file, if it has not already done so and is eligible to do so, a new shelf registration statement relating to the Placement Securities, in a form satisfactory to the Manager, and will use its best efforts to cause such registration statement to be declared effective within 180 days after the Renewal Deadline. The Company will take all other action necessary or appropriate to permit the public offering and sale of the Placement Securities to continue as contemplated in the expired registration statement. References herein to the Registration Statement shall include such new automatic shelf registration statement;

(h)            To promptly notify the Manager of the happening of any event within the period during which a prospectus is required to be delivered (whether physically, deemed to be delivered pursuant to Rule 153 under the Exchange Act or any similar rule) in connection with any sale of Placement Securities, which event could require the making of any change in the Prospectus then being used so that such Prospectus would not include an untrue statement of material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading, and, during such time, subject to Section 5(c), to prepare and furnish, at the Company’s expense, to the Manager promptly such amendments or supplements to such Prospectus as may be necessary to reflect any such change;

(i)              To furnish such information as may be required and otherwise to cooperate in qualifying the Placement Securities for offering and sale under the securities or blue sky laws of such states or other jurisdictions as the Manager may designate and to maintain such qualifications in effect so long as required for the distribution of the Placement Securities; provided, however, that the Company shall not be required to qualify as a foreign corporation or to consent to the service of process under the laws of any such jurisdiction (except service of process with respect to the offering and sale of the Placement Securities); and to promptly advise the Manager of the receipt by the Company of any notification with respect to the suspension of the qualification of the Placement Securities for offer or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

(j)              To make generally available to the Company’s securityholders as soon as practicable, but in any event not later than 16 months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Securities Act), an earnings statement of the Company (which need not be audited) complying with Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158 under the Securities Act);

(k)            Not to sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to sell or otherwise dispose of or agree to dispose of, directly or indirectly, any debt securities of the Company that are substantially similar to the Notes, including but not limited to options warrants or other rights to purchase debt securities issued by or guaranteed by the Company or any securities that are convertible or exchangeable for, or that represent the right to receive, debt securities issued or guaranteed by the Company or any such substantially similar securities (other than pursuant to its credit facilities or the issue of Small Business Administration guaranteed debentures), in each case without giving the Manager at least three business days’ prior written notice specifying the nature of the proposed sale and the date of such proposed sale. Notwithstanding the foregoing, the Company may register the offer and sale of the Placement Securities through the Manager pursuant to this Debt Distribution Agreement or to the Manager pursuant to any Terms Agreement. In the event that notice of a proposed sale is provided by the Company pursuant to Section 5(l) below, the Manager may suspend activity under this program for such period of time as may be requested by the Company or as may be deemed appropriate by the Manager;

(l)              Not, at any time at or after the execution of this Debt Distribution Agreement, to offer or sell any Placement Securities by means of any “prospectus” (within the meaning of the Securities Act), or use any “prospectus” (within the meaning of the Exchange Act) in connection with the offer or sale of the Placement Securities, in each case other than the Prospectus;

(m)          To furnish to its stockholders as soon as practicable after the end of each fiscal year an annual report on Form 10-K (including a balance sheet and statements of income, stockholders’ equity and cash flows of the Company certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), to make available to its stockholders consolidated summary financial information of the Company for such quarter in reasonable detail;

(n)            During a period of five years from the effective date of the Registration Statement and only to the extent not otherwise available on the Commission’s EDGAR system, to furnish to you copies of all reports or other communications (financial or other) furnished to stockholders, and to deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company are consolidated in reports furnished to its stockholders generally or to the Commission);

(o)            To cooperate with the Manager and use its commercially reasonable efforts to permit offered Placement Securities to be eligible for clearance and settlement through the facilities of DTC;

(p)            To use the net proceeds received by it from the sale of the Placement Securities pursuant to this Debt Distribution Agreement in the manner specified in the Prospectus under the caption “Use of Proceeds”;

(q)            To advise the Manager immediately after it shall have received notice or obtain knowledge thereof, of any information or fact that would alter or affect any opinion, certificate, letter or other document provided to the Manager pursuant to Section 5 herein;

(r)              To use its best efforts to list the Placement Securities on the Exchange;

(s)             To file with the Commission such information on Form 10-Q or Form 10-K as may be required by Rule 463 under the Securities Act, and to disclose in such filings the number of the Placement Securities sold through or to the Manager under this Debt Distribution Agreement, the Net Proceeds to the Company and the compensation paid by the Company with respect to sales of the Placement Securities pursuant to this Debt Distribution Agreement during the relevant quarter;

(t)              Upon commencement of the offering of the Placement Securities under this Debt Distribution Agreement, and each time that (i) the Registration Statement or the Prospectus shall be amended or supplemented, including for a Quarterly 497 Filing (other than pursuant to subclause (ii) below and other than a prospectus supplement filed pursuant to Rule 497(b) under the Securities Act relating solely to the offering of securities other than the Placement Securities), (ii) the Placement Securities are delivered to the Manager pursuant to a Terms Agreement, or (iii) otherwise as the Manager may reasonably request (each such date referred to in subclauses (i), (ii) and (iii) above, a “Representation Date”), to furnish or cause to be furnished to the Manager forthwith a certificate dated and delivered the date of effectiveness of such amendment, the date of filing with the Commission of such supplement or other document, the Time of Delivery, or promptly upon request, as the case may be, in form satisfactory to the Manager to the effect that the statements contained in the certificate referred to in Section 5(f) of this Debt Distribution Agreement which were last furnished to the Manager are true and correct at the time of such amendment, supplement, filing, or delivery, as the case may be, as though made at and as of such time (except that such statements shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such time) or, in lieu of such certificate, a certificate of the same tenor as the certificate referred to in said Section 8(f), modified as necessary to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such certificate;

(u)            Upon commencement of the offering of the Placement Securities under this Debt Distribution Agreement, and at each Representation Date, to furnish or cause to be furnished forthwith to the Manager and to counsel to the Manager a written opinion of Sutherland Asbill & Brennan LLP, counsel to the Company, or other counsel satisfactory to the Manager, dated and delivered as of such Representation Date, in form and substance satisfactory to the Manager, of the same tenor as the opinion referred to in Section 8(d) of this Debt Distribution Agreement, but modified as necessary to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such opinion;

(v)            Upon commencement of the offering of the Placement Securities under this Debt Distribution Agreement, and at each Representation Date, to furnish or cause to be furnished to the Manager forthwith a certificate of the Secretary of the Company, dated and delivered as of such Representation Date, in form and substance satisfactory to the Manager;

(w)          Upon commencement of the offering of the Placement Securities under this Debt Distribution Agreement, and at each Representation Date, Fried, Frank, Harris, Shriver & Jacobson LLP, counsel to the Manager, shall deliver a written opinion, dated and delivered as of such Representation Date, in form and substance satisfactory to the Manager;

(x)            Upon commencement of the offering of the Placement Securities under this Debt Distribution Agreement, and each time that (i) the Registration Statement or the Prospectus shall be amended or supplemented to include additional or amended financial information, or (iii) the Company shall file an annual report on Form 10-K, or (iv) upon request by the Manager to the Company, there is filed with the Commission any document (other than an annual report on Form 10-K or a quarterly report on Form 10-Q) which contains financial information, to cause Ernst & Young LLP, or other independent accountants satisfactory to the Manager, forthwith to furnish the Manager a letter, dated the date of effectiveness of such amendment, the date of filing of such supplement or other document with the Commission, or the “Time of Delivery”, as the case may be, in form and substance satisfactory to the Manager, of the same tenor as the letter referred to in Section 8(a) of this Debt Distribution Agreement but modified to relate to the Registration Statement and the Prospectus, as amended and supplemented to the date of such letter;

(y)            Upon commencement of the offering of the Placement Securities under this Debt Distribution Agreement, and each time that (i) the Registration Statement or the Prospectus is amended or supplemented (other than pursuant to subclause (ii) below and other than a prospectus supplement filed pursuant to Rule 497(b) under the Securities Act relating solely to the offering of securities other than the Placement Securities), (ii) the Placement Securities are delivered to the Manager pursuant to a Terms Agreement, or (iii) otherwise as the Manager shall reasonably request, and in any case, not less than on a weekly basis, to conduct a due diligence session, in form and substance, satisfactory to the Manager, which shall include representatives of the management and the accountants of the Company;

(z)             That it consents to the Manager trading in the Notes for the Manager’s own account and for the account of its clients at the same time as sales of the Placement Securities occur pursuant to this Debt Distribution Agreement or pursuant to a Terms Agreement;

(aa)         If to the knowledge of the Company, any condition set forth in Section 8(b) or 8(i) of this Debt Distribution Agreement shall not have been satisfied on the applicable Settlement Date, to offer to any person who has agreed to purchase the Placement Securities from the Company as the result of an offer to purchase solicited by the Manager the right to refuse to purchase and pay for such Placement Securities;

(bb)        To ensure that prior to instructing the Manager to sell Placement Securities the Company shall have obtained all necessary corporate authority for the offer and sale of such Placement Securities;

(cc)         To use its best efforts to maintain its qualification and election in effect to be treated as a RIC under Subchapter M of the Code; and to use its commercially reasonable efforts to maintain such qualification and election in effect for each taxable year during which it is a BDC under the Investment Company Act;

(dd)       The Company, during a period of two years from the effective date of the Registration Statement, will use its best efforts to maintain its status as a BDC; provided, however, the Company may change the nature of its business so as to cease to be, or to withdraw its election as, a BDC, with the approval of the Board and a vote of stockholders as required by Section 58 of the Investment Company Act or any successor provision;

(ee)         Not to take, directly or indirectly, any action designed, or which could reasonably be expected to cause or result in, under the Exchange Act, in the stabilization or manipulation of the price of any security of the Company to facilitate the sale of the Placement Securities;

(ff)          To maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar for the Notes;

(gg)        The Company will comply with the Securities Act, the Exchange Act and the Investment Company Act, and the rules and regulations thereunder, so as to permit the completion of the distribution of the Placement Securities as contemplated in this Debt Distribution Agreement and the Prospectus; and

(hh)        That each acceptance by the Company of an offer to purchase the Placement Securities hereunder, and each execution and delivery by the Company of a Terms Agreement, shall be deemed to be an affirmation to the Manager that the representations and warranties of the Company contained in or made pursuant to this Debt Distribution Agreement are true and correct as of the date of such acceptance or of such Terms Agreement as though made at and as of such date, and an undertaking that such representations and warranties will be true and correct as of the Settlement Date for the Placement Securities relating to such acceptance or as of the Time of Delivery relating to such sale, as the case may be, as though made at and as of such date (except that such representations and warranties shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented relating to such Placement Securities).

(B) MCC Advisors agrees with the Manager not to take, directly or indirectly, any action designed, or which could reasonably be expected to cause or result in, under the Exchange Act, in the stabilization or manipulation of the price of any security of the Company to facilitate the sale of the Placement Securities.

6. Free Writing Prospectuses and Additional Disclosure. The Company represents, warrants and agrees that, without the prior consent of the Manager, (i) it will not distribute any offering material other than the Registration Statement or any Statutory Prospectus, and (ii) it has not made and will not make any offer relating to the Placement Securities that would constitute a “free writing prospectus” as defined in Rule 405 under the Securities Act and which the parties agree, for the purposes of this Debt Distribution Agreement, including (x) any “advertisement” as defined in Rule 482 under the Securities Act; and (y) any sales literature, materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the offering of the Placement Securities, including any in-person roadshow or investor presentations (including slides and scripts relating thereto) made to investors by or on behalf of the Company (the materials and information referred to in this Section 8 are herein referred to as an “Additional Disclosure Item”); any Additional Disclosure Item the use of which has been consented to by the Manager is listed on Schedule I hereto.

7. Fees to be Paid by the Company. The Company covenants and agrees with the Manager that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company’s counsel and accountants in connection with the registration of the Placement Securities under the Securities Act and all other expenses in connection with the preparation, printing, reproduction and filing of the Registration Statement, the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Manager; (ii) the cost of printing or producing this Debt Distribution Agreement, the Blue Sky Memorandum, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Placement Securities; (iii) all expenses in connection with the qualification of the Placement Securities for offering and sale under state securities laws as provided in Section 6A(b) hereof; (iv) all fees and expenses in connection with listing the Placement Securities on the Exchange; (v) the filing fees incident to any required review by FINRA of the terms of the sale of the Placement Securities; (vi) the fees and expenses of the Trustee; (vii) issuance or transfer taxes in connection with the offering, purchase, sale and delivery of the Placement Securities; (viii) the cost and charges of any transfer agent or registrar; (ix) fifty percent of “road show” expenses of the Company and the Manager (including but not limited to travel and accommodations), (x) fees of counsel to the Manager in connection the drafting, negotiation and implementation of the Debt Distribution Agreement and related documentations and filings (and in connection with the qualification of the Placement Securities for offering and sale under state securities laws as provided in Section 6A(b) hereof and in connection with the Blue Sky Memorandum and any required review by FINRA), in an amount not to exceed $35,000; and (xi) all other costs and expenses incident to the performance of the Company or MCC Advisors of their obligations hereunder which are not otherwise specifically provided for in this Section 7. It is understood, however, that, except as provided in this Section 7 and Section 9 hereof, the Manager will pay all of its own costs and expenses, including the fees of its counsel, transfer taxes on resale of any of the Placement Securities by it, and any advertising expenses connected with any offers it may make.

8. Conditions of the Obligations of the Manager. The obligations of the Manager hereunder and under any Terms Agreement are subject to the (i) accuracy of the representations and warranties of the Company herein on the date hereof, as of each Applicable Time, as of the date of any executed Terms Agreement and as of each Settlement and Time of Delivery, (ii) the performance by the Company of its obligations hereunder and (iii) to the following additional conditions precedent:

(a)             The Manager shall have received letters, of Ernst & Young LLP on every date specified in Section 5(x), dated such date, confirming that they are a registered public accounting firm and independent public accountants within the meaning of the Exchange Act and substantially in the form of Schedule II hereto;

(b)            The Prospectus shall have been filed with the Commission in accordance with the Securities Act and Section 5(a) hereof. No stop order suspending the effectiveness of the Registration Statement or of any part thereof shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Company or the Manager, shall be contemplated by the Commission; the Registration Statement and all amendments thereto shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; the Prospectus, and any amendment or supplement thereto, shall not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading in the light of the circumstances under which they are made, not misleading;

(c)             Subsequent to the execution and delivery of this Debt Distribution Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as one enterprise which, in the judgment of the Manager, is material and adverse and makes it impractical or inadvisable to proceed with the sale of the Placement Securities; (ii) any downgrading in the rating of any debt securities of the Company by any “nationally recognized statistical rating organization” (as defined for purposes of Rule 436(g) under the Securities Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating) or any announcement that the Company has been placed on negative outlook; (iii) any change in U.S. or international financial, political or economic conditions or currency exchange rates or exchange controls as would, in the judgment of the Manager, impractical to market or to enforce contracts for the sale of the Placement Securities, whether in the primary market or in respect of dealings in the secondary market; (iv) any material suspension or material limitation of trading in securities generally on the Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (v) any banking moratorium declared by U.S. federal or New York authorities; (vi) any major disruption of settlements of securities or clearance services in the United States; or (vii) any attack on, outbreak or escalation of hostilities or acts of terrorism involving the United States, any declaration of war by Congress or any other national or international calamity or emergency if, in the judgment of the Manager, the effect of any such attack, outbreak, escalation, act, declaration, calamity or emergency makes it impractical or inadvisable to market the Placement Securities or enforce contracts for the sale of the Placement Securities;

(d)

(i)       The Manager shall have received an opinion, on every date specified in Section 5(u), dated such date, of Sutherland Asbill & Brennan LLP, counsel for the Company in form and substance satisfactory to the Manager (a draft of such opinion is attached as Annex 1(a) hereto);

(ii)       The Manager shall have received an opinion, on every date specified in Section 5(u), dated such date, of Sutherland Asbill & Brennan LLP, counsel for MCC Advisors in form and substance satisfactory to the Manager (a draft of such opinion is attached as Annex 1(b) hereto);

(e)             The Manager shall have received from Fried, Frank, Harris, Shriver & Jacobson LLP, counsel for the Manager, on every date specified in Section 5(w), such opinion or opinions, dated such date, with respect to the incorporation of the Company, the validity of the Placement Securities delivered pursuant to this Debt Distribution Agreement and any applicable Terms Agreement, the Registration Statement, the Prospectus and other related matters as the Manager may require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters;

(f)             The Manager shall have received a certificate, on every date specified in Section 5(t), dated such date, of the officers of each of the Company and MCC Advisors (including a principal financial or accounting officer of the Company), in which such officers, on behalf of the Company and MCC Advisors, shall state that the representations and warranties of the Company and MCC Advisors, respectively, in this Debt Distribution Agreement and any Terms Agreement are true and correct, that the Company and MCC Advisors, respectively, have complied with all agreements and satisfied all conditions on their part to be performed or satisfied hereunder at or prior to such date, that no stop order suspending the effectiveness of the Registration Statement or of any part thereof has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission and that, subsequent to the date of the most recent financial statements included with the Registration Statement and the General Disclosure Package, there has been no Material Adverse Change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole except as set forth in or contemplated by the Registration Statement and the General Disclosure Package or as described in such certificate;

(g)            The Placement Securities shall have been approved for listing on the Exchange, subject only to notice of issuance at or prior to each Settlement Date;

(h)            [Reserved];

(i)              All filings with the Commission required by Rule 497 under the Act to have been filed by the Settlement Date or the Time of Delivery, as the case may be, shall have been made within the applicable time period prescribed for such filing by Rule 497.

The Company will furnish the Manager with such conformed copies of such opinions, certificates, letters and documents as the Manager reasonably requests. The Manager may in its sole discretion waive compliance with any conditions to the obligations of the Manager hereunder.

9. Indemnification and Contribution.

(a)             The Company will indemnify and hold harmless the Manager, its partners, members, directors and officers and each person, if any, who controls the Manager within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which the Manager may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Prospectus, or any amendment or supplement thereto, any Additional Disclosure Item, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and will reimburse each Indemnified Party for any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by the Manager specifically for use therein, it being understood and agreed that the only such information furnished by the Manager consists of the information described as such in subsection (c) below;

(b)            MCC Advisors will indemnify and hold harmless the Manager, its partners, members, directors and officers and each person, if any, who controls the Manager within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which the Manager may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Prospectus, or any amendment or supplement thereto, any Additional Disclosure Item, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and will reimburse each Indemnified Party for any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that MCC Advisors will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to MCC Advisors by the Manager specifically for use therein, it being understood and agreed that the only such information furnished by the Manager consists of the information described as such in subsection (c) below;

(c)             The Manager, will, severally and not jointly, indemnify and hold harmless (i) the Company, its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act and (ii) MCC Advisors, its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act against any losses, claims, damages or liabilities to which the Company and/or MCC Advisors may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company or MCC Advisors by the Manager specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by such Manager Indemnified Party in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by the Manager consists of the following information in the Prospectus: (i) the sentences related to concessions and reallowances and (ii) the paragraphs related to stabilization, syndicate covering transactions and penalty bids under the caption “Plan of Distribution”. The Company, MCC Advisors and the Manager acknowledge that no information has been furnished to the Company by the Manager for use in any non-prospectus road show;

(d)            Promptly after receipt by an indemnified party under this Section 9 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) (b) or (c) above, notify the indemnifying party in writing of the commencement thereof; provided that the failure to notify the indemnifying party will not relieve it from any liability which it may have under subsection (a) (b) or (c) above, except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided further that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to any indemnified party otherwise than under subsection (a) (b) or (c) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 9 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, if such indemnified party shall have been advised by counsel that there are one or more defenses available to it that are in conflict with those available to the indemnifying party (in which case the indemnifying party shall not have the right to direct the defense of such action on behalf of the indemnified party), the reasonable fees and expenses of such indemnified party’s counsel shall be borne by the indemnifying party. In no event shall the indemnifying party be liable for the fees and expenses of more than one counsel (together with appropriate local counsel) at any time for any indemnified party in connection with any one action or separate but substantially similar or related actions arising in the same jurisdiction out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and does not include a statement as to or an admission of fault, culpability or failure to act by or on behalf of any indemnified party;

(e)             If the indemnification provided for in this Section 9 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and MCC Advisors on the one hand and the Manager on the other from the offering of the Placement Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and MCC Advisors on the one hand and the Manager on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company and MCC Advisors on the one hand and the Manager on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total commissions received by the Manager from the Company and MCC Advisors under this Debt Distribution Agreement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and MCC Advisors or the Manager and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), the Manager shall not be required to contribute any amount in excess of the amount by which the total price at which the Placement Securities sold by it and distributed to the public exceeds the amount of any damages which the Manager has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation;

(f)             The obligations of the Company and MCC Advisors under this Section 9 shall be in addition to any liability which the Company and MCC Advisors may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Manager within the meaning of the Securities Act or the Exchange Act, and the obligations of the Manager under this Section 9 shall be in addition to any liability which the Manager may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company (including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the Company) and MCC Advisors and to each person, if any, who controls the Company and MCC Advisors within the meaning of the Act or the Exchange Act. No party shall be entitled to indemnification under this Section 9 if such indemnification of such party would violate Section 17(i) of the Investment Company Act.

10. Survival of Certain Representations and Obligation. The respective indemnities, agreements, representations, warranties and other statements of the Company or its officers and MCC Advisors or its officers and of the Manager, as set forth in this Debt Distribution Agreement or any Terms Agreement, shall remain in full force and effect, regardless of any investigation, or any statement as to the results thereof, made by or on behalf of the Manager, the Company or any of their representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Placement Securities. If any Placement Securities have been sold hereunder, the representations and warranties in Section 2 and Section 3 and all obligations under Section 5 shall also remain in effect.

11. Termination. (a) The Company shall have the right, by giving written notice as hereinafter specified, to terminate the provisions of this Debt Distribution Agreement relating to the solicitation of offers to purchase the Placement Securities in its sole discretion at any time. Any such termination shall be without liability of any party to any other party except that (i) if any of the Placement Securities have been sold through the Manager for the Company, then Section 5(dd) shall remain in full force and effect, (ii) with respect to any pending sale, through the Manager for the Company, the obligations of the Company, including in respect of compensation of the Manager, shall remain in full force and effect notwithstanding the termination and (iii) the provisions of Section 5(g), 9, 10, 11, 12, 13, 15 and 18 of this Debt Distribution Agreement shall remain in full force and effect notwithstanding such termination;

(b)            The Manager shall have the right, by giving written notice as hereinafter specified, to terminate the provisions of this Debt Distribution Agreement relating to the solicitation of offers to purchase the Placement Securities in its sole discretion at any time. Any such termination shall be without liability of any party to any other party except that the provisions of Section 5(g), 9, 10, 13, 15, and 18 of this Debt Distribution Agreement shall remain in full force and effect notwithstanding such termination.

(c)                This Debt Distribution Agreement shall remain in full force and effect unless terminated pursuant to Sections 11(a) or (b) above or otherwise by mutual agreement of the parties; provided that any such termination by mutual agreement shall in all cases be deemed to provide that Section 5(g), Section 9 and Section 10 shall remain in full force and effect.

(d)               Any termination of this Debt Distribution Agreement shall be effective on the date specified in such notice of termination; provided that such termination shall not be effective until the close of business on the date of receipt of such notice by the Manager or the Company, as the case may be. If such termination shall occur prior to the Settlement Date for any sale of the Placement Securities, such sale shall settle in accordance with the provisions of Section 3 of this Debt Distribution Agreement.

12. Research Independence. In addition, the both the Company and MCC Advisors acknowledge that the Manager’s research analysts and research departments are required to be independent from their respective investment banking divisions and are subject to certain regulations and internal policies, and that the Manager’s research analysts may hold and make statements or investment recommendations and/or publish research reports with respect to the Company and MCC Advisors and/or the offering that differ from the views of their investment bankers. The Company and MCC Advisors hereby waive and release, to the fullest extent permitted by law, any claims that the Company or MCC Advisors may have against the Manager with respect to any conflict of interest that may arise from the fact that the views expressed by the Manager’s independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to the Company or MCC Advisors by the Manager’s investment banking divisions. The Company and MCC Advisors acknowledge that the Manager is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own accounts or the accounts of their customers and hold long or short positions in debt or equity securities of the companies that may be the subject of the transactions contemplated by this Debt Distribution Agreement and any Terms Agreement.

13. Notices. All communications hereunder and under any Terms Agreement will be in writing and mailed, delivered or telegraphed and confirmed to the Manager at the respective contact information listed on Schedule IV hereto, provided, however, that any notice to the Manager pursuant to Section 9 will be mailed, delivered or telegraphed and confirmed to the Manager, or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at Medley Capital Corporation, 280 Park Avenue, 6th Floor East, New York, NY 10017. Any communications shall take effect upon receipt thereof. In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Underwriters are required to obtain, verify and record information that identifies their respective clients, including the Company, which information may include the name and address of their respective clients, as well as other information that will allow the Underwriters to properly identify their respective clients.

14. Successors. This Debt Distribution Agreement shall be binding upon, and inure solely to the benefit of, the Manager, the Company and MCC Advisors and, to the extent provided in Sections 9 and 10 hereof, the officers and directors of the Company and each person who controls the Company or the Manager, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Debt Distribution Agreement. No purchaser of any of the Placement Securities from the Manager shall be deemed a successor or assign by reason merely of such purchase.

15. No Fiduciary Duty. Each of the Company and MCC Advisors hereby acknowledges and agrees that in connection with the sale of the Placement Securities or any other services the Manager may be deemed to be providing hereunder, notwithstanding any preexisting relationship, advisory or otherwise, between the parties or any oral representations or assurances previously or subsequently made by the Manager: (i) no fiduciary or agency relationship between the Company, MCC Advisors and any other person, on the one hand, and the Manager, on the other, exists; (ii) the Manager is not acting as advisor, expert or otherwise, to the Company or MCC Advisors, including, without limitation, with respect to the determination of the sale price of the Placement Securities, and such relationship between the Company or MCC Advisors, on the one hand, and the Manager, on the other, is entirely and solely commercial, based on arms’-length negotiations; (iii) any duties and obligations that the Manager may have to the Company or MCC Advisors shall be limited to those duties and obligations specifically stated herein; and (iv) the Manager and its respective affiliates may have interests that differ from those of the Company or MCC Advisors. Each of the Company and MCC Advisors hereby waives any claims that the Company may have against the Manager with respect to any breach of fiduciary duty in connection with the offering.

16. Merger. This Debt Distribution Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company and MCC Advisors on the one hand and the Manager on the other, or any of them, with respect to the subject matter hereof.

17. Applicable Law. This Debt Distribution Agreement shall be governed by and construed in accordance with the laws of the State of New York. Except as set forth below, no claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Debt Distribution Agreement or any Terms Agreement (a “Claim”) may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and the Company and MCC Advisors each consents to the jurisdiction of such courts and personal service with respect thereto. The Company and MCC Advisors each hereby consents to personal jurisdiction, service and venue in any court in which any Claim arising out of or in any way relating to this Debt Distribution Agreement or any Terms Agreement is brought by any third party against the Manager or any indemnified party. The Manager and the Company (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) and MCC Advisors (on its behalf and, to the extent permitted by applicable law, its members and affiliates) each waive all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Debt Distribution Agreement or any Terms Agreement. The Company and MCC Advisors each agrees that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon each of the Company and MCC Advisors and may be enforced in any other courts to the jurisdiction of which any of the Company or MCC Advisors each is or may be subject, by suit upon such judgment.

18. Counterparts. This Debt Distribution Agreement and any Terms Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

If the foregoing is in accordance with your understanding, please sign and return to us one for the Company and the Manager plus one for each counsel counterparts hereof, and upon the acceptance hereof by you, on behalf of the Manager, this letter and such acceptance hereof shall constitute a binding agreement among the Manager, the Company and the Adviser.

Very truly yours,

MEDLEY CAPITAL CORPORATION

By:	/s/ Richard T. Allorto Jr.
	Name:	Richard T. Allorto Jr.
	Title:	Chief Financial Officer and Secretary

MCC ADVISORS LLC

By:	/s/ Brook Taube
	Name:	Brook Taube
	Title:	Managing Member

Accepted as of the date hereof:

FBR CAPITAL MARKETS & CO.

By:	/s/ Patrice McNicoll
	Name:	Patrice McNicoll
	Title:	Senior Managing Director

SCHEDULE I

Additional Disclosure Items:

•	NONE

Annex 1(a)

Opinion of Sutherland Asbill & Brennan LLP, counsel for the Company

Annex 1(b)

Opinion of Sutherland Asbill & Brennan LLP, counsel for MCC Advisors

SCHEDULE II

SCHEDULE III

FORM OF PLACEMENT NOTICE

From:
Cc:
To:
Subject:	Debt Distribution Agreement — Placement Notice

Gentlemen:

Pursuant to the terms and subject to the conditions contained in the Debt Distribution Agreement among Medley Capital Corporation (the “Company”), MCC Advisors LLC and FBR Capital Markets & Co. (the “Manager”) dated December 12, 2016 (the “Agreement”), I hereby request on behalf of the Company that the Manager sell up to $_____ aggregate principal amount of the Company’s 6.125% Notes due 2023 (the “Notes”), at a minimum market price of $_____

per Note.

The Company shall not request the Manager to sell, and the Manager shall not sell, Notes at a purchase price that is not in excess of the Minimum Fungibility Price. For purposes hereof, the “Minimum Fungibility Price” means an amount equal to (a) the principal amount of the Notes, reduced by (b) one-fourth of 1% (0.25%) of such principal amount, multiplied by the number of complete years to maturity from the date of issuance of the Notes, plus (c) any pre-issuance accrued interest on the Notes from the immediately preceding interest payment date to the date of issuance of the Notes (unless the Notes are issued after a record date and before the interest payment date immediately following such record date).

The time period during which sales are requested to be made shall be                     .

No more than $________ principal amount of Notes may be sold in any one trading day.

Commission payable to Manager: $________ per Note.

ADDITIONAL SALES PARAMETERS MAY BE ADDED, SUCH AS SPECIFIC DATES THE NOTES MAY NOT BE SOLD ON, AND/OR THE MANNER IN WHICH SALES ARE TO BE MADE BY THE MANAGER.

THE COMPANY MAY CANCEL THIS PLACEMENT NOTICE AT ANY TIME IN ITS SOLE DISCRETION SUBJECT TO THE PROVISIONS OF SECTION 4(b) OF THE AGREEMENT.

SCHEDULE IV

FBR Capital Markets & Co.

1300 North 17th Street

Suite 1400

Arlington, VA 22209